FNFV Reports First Quarter 2015 Results With Completion of Several Monetization Efforts and $1.2 Billion Book Value of Portfolio Company Investments, or $14.69 Per Share
Jacksonville, Fla. -- (May 4, 2015) -- FNFV (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc. (NYSE:FNF), today reported operating results for the three-month period ended March 31, 2015.

•	Total revenue of $478 million in the first quarter versus $383 million in the first quarter of 2014

•	First quarter adjusted diluted EPS of $0.03 versus adjusted diluted EPS of $0.03 in the first quarter of 2014

•	Adjusted EBITDA of $40 million for the first quarter versus adjusted EBITDA of $28 million for the first quarter of 2014

•	First quarter FNFV free cash flow used of $3 million versus $59 million used in the first quarter of 2014

•	$110 million in holding company cash on March 31, 2015

Restaurant Group

•
$364 million in total revenue, adjusted EBITDA of $25 million and adjusted EBITDA margin of 6.9% for the first quarter versus approximately $354 million in total revenue, adjusted EBITDA of $24 million and an adjusted EBITDA margin of 6.8% in the first quarter of 2014

•
American Blue Ribbon Holdings generated $308 million in total revenue and adjusted EBITDA of nearly $18 million; same store sales increased approximately 2.4% in the first quarter, with Ninety Nine and Bakers Square leading the way at 7% and 5%, respectively; O'Charley's and Village Inn both also had positive same stores sale at 1% and 2%, respectively

•
J. Alexander's produced $56 million in total revenue and adjusted EBITDA of nearly $8 million; same store sales growth was approximately 6% at both the J. Alexander's and Stoney River concepts in the first quarter

Ceridian HCM

•
First quarter total revenue of approximately $208 million, a 5% decline from the first quarter of 2014, a pre-tax loss of $6 million, EBITDA of more than $30 million and an EBITDA margin of more than 14%

Digital Insurance

•
First quarter total revenue of $28 million, a 24% increase over the first quarter of 2014; pre-tax earnings of more than $1 million, EBITDA of nearly $7 million, a 22% increase over the first quarter of 2014, and a first quarter EBITDA margin of more than 23%

Monetization Initiatives

•	Closed sale of Cascade Timberlands to Whitefish Cascade Forest Resources on February 18, 2015; FNFV received a total cash distribution of approximately $63 million from Cascade Timberlands at closing

•
Completed the modified Dutch auction tender for the purchase of $185 million of FNFV common stock on March 20, 2015; repurchased a total of 12.3 million shares of FNFV common stock for $15.00 per share

•	Received $80 million from Digital Insurance on March 31, 2015, as full repayment of principal and interest on the loan between FNFV and Digital Insurance

“We again completed several monetization events during the quarter at FNFV,” said Chairman William P. Foley, II. “We were excited to monetize the value of Cascade for our shareholders as we had been owners of Cascade for approximately eight years and felt it was in the best interest of our shareholders to seek another use for this cash in hopes of maximizing the value of our FNFV assets. We used the $63 million cash distribution from Cascade to partially fund the $185 million modified Dutch tender offer in March, repurchasing a total of approximately 12.3 million shares at a price $15.00 per share. Finally, we received $80 million as full repayment of our loan with Digital Insurance, as they were able to secure a standalone credit facility with a group of banks. As we move through 2015 and beyond, we will continue to seek strategies to most efficiently monetize our existing investments in hopes of maximizing the value of each for the benefit of our FNFV shareholders."

Conference Call
We will host a call with investors and analysts to discuss first quarter 2015 results of FNFV on Tuesday, May 5, 2015, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:00 p.m. Eastern time on May 5, 2015, through May 12, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 357916.

About FNF
Fidelity National Financial, Inc. (FNF) is organized into two groups, FNF Core (NYSE: FNF) and FNF Ventures (NYSE: FNFV). Through our Core operations, FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, in our FNFV group, we own majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC, Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2015
Operating revenue	$477	$364	$113
Interest and investment income	1	—	1
Total revenue	478	364	114

Personnel costs	38	17	21
Other operating expenses	94	16	78
Cost of restaurant revenue	306	306	—
Depreciation and amortization	17	13	4
Interest expense	2	2	—
Total expenses	457	354	103

Pre-tax earnings from continuing operations	$21	$10	$11

Non-GAAP adjustments before taxes
Purchase price amortization	7	4	3
Total non-GAAP adjustments before taxes	$7	$4	$3

Adjusted pre-tax earnings from continuing operations	$28	$14	$14
Adjusted pre-tax margin from continuing operations	5.9%	3.8%	12.3%

Purchase price amortization	(7)	(4)	(3)
Interest expense	2	2	—
Depreciation and amortization	(17)	(13)	(4)

Adjusted EBITDA	$40	$25	$15
Adjusted EBITDA margin	8.4%	6.9%	13.2%

FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2015
Pre-tax earnings from continuing operations	$21	$10	$11

Income tax expense	3	—	3
Earnings from equity investments	(3)	—	(3)
Non-controlling interests	15	3	12

Net earnings (loss) attributable to FNFV common shareholders	$—	$7	$(7)

EPS attributable to FNFV common shareholders - basic	$—	$0.08	$(0.08)
EPS attributable to FNFV common shareholders - diluted	$—	$0.08	$(0.08)

FNFV weighted average shares - basic	90
FNFV weighted average shares - diluted	92

Net earnings (loss) attributable to FNFV common shareholders	$—	$7	$(7)

Total non-GAAP, pre-tax adjustments	$7	$4	$3
Income taxes on non-GAAP adjustments	(2)	(1)	(1)
Noncontrolling interest on non-GAAP adjustments	(2)	(2)	—
Total non-GAAP adjustments	3	1	2

Adjusted net earnings (loss) attributable to FNFV common shareholders	$3	$8	$(5)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.03	$0.09	$(0.06)

Cash flows provided by operations:	$7

Capital expenditures	10
Free cash flow	$(3)

FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2014
Operating revenue	$382	$354	$28
Interest and investment income	1	—	1
Total revenue	383	354	29

Personnel costs	36	16	20
Other operating expenses	19	14	5
Cost of restaurant revenue	300	300	—
Depreciation and amortization	16	13	3
Interest expense	1	2	(1)
Total expenses	372	345	27

Pre-tax earnings from continuing operations	$11	$9	$2

Non-GAAP adjustments before taxes
Purchase price amortization	6	4	2
Total non-GAAP adjustments before taxes	$6	$4	$2

Adjusted pre-tax earnings from continuing operations	$17	$13	$4
Adjusted pre-tax margin from continuing operations	4.4%	3.7%	13.8%

Purchase price amortization	(6)	(4)	(2)
Interest expense	1	2	(1)
Depreciation and amortization	16	13	3

Adjusted EBITDA	$28	$24	$4
Adjusted EBITDA margin	7.3%	6.8%	13.8%

FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2014
Pre-tax earnings from continuing operations	$11	$9	$2

Income tax benefit	(3)	—	(3)
Loss from equity investments	(31)	—	(31)
Earnings from discontinued operations, net of tax	7	—	7
Non-controlling interests	6	3	3

Net (loss) earnings attributable to Old FNF common shareholders	$(16)	$6	$(22)

EPS attributable to Old FNF common shareholders - basic	$(0.06)	$0.02	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$(0.06)	$0.02	$(0.08)

Old FNF weighted average shares - basic	274
Old FNF weighted average shares - diluted	282

Net (loss) earnings attributable to Old FNF common shareholders	$(16)	$6	$(22)

Total non-GAAP, pre-tax adjustments	$6	$4	$2
Ceridian truck stop settlement	34	—	34
Income taxes on non-GAAP adjustments	(13)	(1)	(12)
Noncontrolling interest on non-GAAP adjustments	(2)	(2)	—
Total non-GAAP adjustments	25	1	24

Adjusted net earnings attributable to Old FNF common shareholders	$9	$7	$2

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.03	$0.03	$—

Adjusted net earnings attributable to Old FNF common shareholders	$9	$7	$2
Earnings from discontinued operations, net of tax	(7)	—	(7)
Non-controlling interests on discontinued operations	3	—	3
Adjusted net earnings (loss) from continuing operations attributable to Old FNF common shareholders	$5	$7	$(2)

Adjusted EPS from continuing operations attributable to Old FNF common shareholders - diluted	$0.02	$0.03	$(0.01)

Cash flows used by operations:	$(47)

Capital expenditures	12
Free cash flow	$(59)

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV March 31, 2015	FNFV December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$926	$1,009
Goodwill	194	206
Total assets	1,749	1,923
Notes payable	203	124
Non-controlling interest	126	137
Total equity and redeemable non-controlling interests	1,302	1,515
Total equity attributable to common shareholders	1,176	1,378

	FNF Core	FNFV	Consolidated March 31, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,325	$926	$5,251	$5,369
Goodwill	4,518	194	4,712	4,721
Title plant	393	—	393	393
Total assets	11,972	1,749	13,721	13,868
Notes payable	2,703	203	2,906	2,827
Reserve for title claim losses	1,612	—	1,612	1,621
Secured trust deposits	667	—	667	622
Redeemable non-controlling interests	724	—	724	715
Non-redeemable non-controlling interests	(69)	126	57	79
Total equity and redeemable non-controlling interests	5,329	1,302	6,631	6,788
Total equity attributable to common shareholders	4,674	1,176	5,850	5,994

Book Value Summary	FNFV March 31, 2015	FNFV December 31, 2014
	Book Value	Book Value
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$627	$632
American Blue Ribbon Holdings	168	159
J. Alexander's	95	100
Digital Insurance	71	149
Cascade	—	63
Holding Company Cash	110	164
Other	105	111
FNFV Book Value	$1,176	$1,378

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2015
	Consolidated	Core	FNFV
Direct title premiums	$417	$417	$—
Agency title premiums	441	441	—
Total title premiums	858	858	—
Escrow, title-related and other fees	808	695	113
Total title and escrow and other	1,666	1,553	113

Restaurant revenue	364	—	364
Interest and investment income	31	30	1
Total revenue	2,061	1,583	478

Personnel costs	623	585	38
Other operating expenses	466	372	94
Cost of restaurant revenue	306	—	306
Agent commissions	333	333	—
Depreciation and amortization	100	83	17
Title claim loss expense	51	51	—
Interest expense	31	29	2
Total expenses	1,910	1,453	457

Earnings from continuing operations before taxes	151	130	21
Income tax expense	50	47	3
Earnings from continuing operations before equity investments	101	83	18
(Loss) earnings from equity investments	(1)	2	(3)
Net earnings	100	85	15
Non-controlling interests	14	(1)	15
Net earnings attributable to common shareholders	$86	$86	$—

Cash flows provided by operations	34	27	7

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2014
	Consolidated	Core	FNFV
Direct title premiums	$351	$351	$—
Agency title premiums	404	404	—
Total title premiums	755	755	—
Escrow, title-related and other fees	646	618	28
Total title and escrow and other	1,401	1,373	28

Restaurant revenue	354	—	354
Interest and investment income	29	28	1
Realized gains and losses	2	2	—
Total revenue	1,786	1,403	383

Personnel costs	649	613	36
Other operating expenses	418	399	19
Cost of restaurant revenue	300	—	300
Agent commissions	307	307	—
Depreciation and amortization	117	101	16
Title claim loss expense	53	53	—
Interest expense	31	30	1
Total expenses	1,875	1,503	372

(Loss) earnings from continuing operations before taxes	(89)	(100)	11
Income tax benefit	(40)	(37)	(3)
(Loss) earnings from continuing operations before equity investments	(49)	(63)	14
Loss from equity investments	(31)	—	(31)
Net loss from continuing operations	(80)	(63)	(17)
Earnings from discontinued operations, net of tax	7	—	7
Net loss	(73)	(63)	(10)
Non-controlling interests	(51)	(57)	6
Net loss attributable to common shareholders	$(22)	$(6)	$(16)

Cash flows used by operations	(242)	(195)	(47)

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